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                                                                   Exhibit 21


                        SUBSIDIARIES OF THE REGISTRANT



                       Name                            Organized Under Laws of
                       ----                            -----------------------
Conoco Canada Limited .............................        Canada
Conoco Developments Ltd. ..........................        England
Conoco Inc. .......................................        Delaware
Conoco Indonesia Inc. .............................        Delaware
Conoco International, Inc. ........................        Delaware
Conoco Investments Norge A/S ......................        Norway
Conoco Ireland Ltd. ...............................        Delaware
Conoco Limited ....................................        England
Conoco Mineraloel GmbH ............................        Germany
Conoco Norway Inc. ................................        Delaware
Conoco Petroleum Limited ..........................        England
Conoco Petroleum Norge A/S ........................        Norway
Conoco Pipe Line Company ..........................        Delaware
Conoco Specialty Products, Inc. ...................        Delaware
Conoco Timan-Pechora Ltd. .........................        Bermuda
Conoco (U.K.) Limited .............................        England
Consol Energy Inc. (50% owned) ....................        Delaware
Continental Oil Company of Libya ..................        Delaware
Danube Insurance Ltd. .............................        Bermuda
Douglas Oil Company of California .................        California
Dubai Petroleum Company ...........................        Delaware
DuPont Agrichemicals Caribe, Inc. .................        Delaware
DuPont Argentina S.A. .............................        Argentina
DuPont Asia Pacific, Ltd. .........................        Delaware
DuPont (Australia) Limited ........................        Australia
DuPont Canada Inc. (76.79% owned) .................        Canada
DuPont Chemical and Energy Operations, Inc. .......        Delaware
DuPont Delaware, Inc. .............................        Delaware
DuPont Diagnostics, Inc. ..........................        Delaware
DuPont de Colombia, S.A. ..........................        Colombia
DuPont de Nemours (Belgium) N.V. ..................        Belgium
DuPont de Nemours (Deutschland) GmbH ..............        Germany
DuPont de Nemours (Flandre), S.A. .................        France
DuPont de Nemours (France) S.A. ...................        France
DuPont de Nemours International S.A. ..............        Switzerland
DuPont de Nemours Italiana S.p.A. .................        Italy
DuPont de Nemours (Luxembourg) S.A. ...............        Luxembourg
DuPont de Nemours (Nederland) B.V. ................        The Netherlands
DuPont do Brasil S.A. .............................        Brazil
DuPont Electronic Materials, Inc. .................        Delaware
DuPont Energy Company .............................        Delaware
DuPont Engineering Products, S.A. .................        Luxembourg
DuPont Feedstocks Company .........................        Delaware
DuPont Foreign Sales Corporation ..................        Virgin Islands
DuPont Iberica, S.A. ..............................        Spain
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                       Name                            Organized Under Laws of
                       ----                            -----------------------
DuPont (K.K.) .....................................       Delaware
DuPont Korea, Ltd. ................................       Republic of Korea
DuPont Merck Pharmaceutical Company (Delaware
  Partnership) (50% owned) ........................       Delaware
DuPont Merck Pharma (Puerto Rico Partnership)
  (50% owned) .....................................       Puerto Rico
DuPont (New Zealand) Ltd. .........................       New Zealand
DuPont Photomasks, Inc. ...........................       Texas
DuPont, S.A. de C.V. ..............................       Mexico
DuPont Scandanavia A.B. ...........................       Sweden
DuPont (Singapore) Pte. Ltd. ......................       Singapore
DuPont (Singapore) Fibres Pte. Ltd. (90% owned) ...       Singapore
DuPont Taiwan Ltd. ................................       Taiwan
DuPont (Thailand) Co. Ltd. ........................       Thailand
DuPont Treasury Ltd. ..............................       England
DuPont (U.K.) Limited .............................       England
Kayo Oil Company ..................................       Delaware
Societe Europeene Des Carburants ..................       Belgium
World Wide Transport, Inc. ........................       Liberia









Subsidiaries not listed would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary.









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